UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of report (Date of earliest event reported): November 19, 2004

                                 ROOMLINX, INC.
             (Exact Name of Registrant as Specified in its Charter)



         Nevada                        000-26213                83-0401552
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(State or Other Jurisdiction   (Commission File Number)        (IRS Employer
   of Incorporation)                                         Identification No.)



   401 Hackensack Avenue, 3rd Floor, Hackensack, New Jersey          07601
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   (Address of principal executive offices)                       (Zip Code)


        Registrant's telephone number, including area code (201) 525-1777
        --------------------------------------------------


         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

         [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

         [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

         [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

         [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01         Entry into a Material Definitive Agreement.

         On November 19, 2004, the Registrant entered into a Standby Equity Distribution Agreement with Cornell Capital Partners, LP, an accredited investor, in connection with a 24-month, $5.0 million equity line of credit facility. The agreement contemplates the potential future issuance and sale of up to $5.0 million of the Registrant's common stock to Cornell Capital Partners, LP, subject to certain restrictions and other obligations (including the requirement that the underlying shares of common stock issuable to the investor under the facility shall have been registered on an appropriate registration form under the Securities Act of 1933). The Registrant may request advances under the equity line of credit once the underlying shares are registered with the Securities and Exchange Commission. Thereafter, the Registrant may continue to request advances until Cornell Capital Partners has advanced $5,000,000 or two years after the effective date of the registration statement, whichever occurs first. Cornell Capital Partners is a private limited partnership whose business operations are conducted through its general partner, Yorkville Advisors, LLC.

         Pursuant to the equity line of credit, the Registrant may, at its discretion, periodically sell to Cornell Capital Partners during the effectiveness of the related registration statement, shares of common stock for a total purchase price of up to $5.0 million. Each such periodic sale of shares is known as an advance or drawdown. The Registrant may request an advance every six trading days. The maximum amount of each advance is $250,000. Each advance will close 6 trading days after the Registrant gives written notice of such advance, at which time the Registrant will deliver the appropriate number of shares of its common stock to Cornell Capital Partners, L.P. against payment of the advance amount. For each share of common stock purchased under the equity line of credit and subject to certain qualifications relating to the manner in which bid prices are to be calculated for specific trading days, Cornell Capital Partners will pay 98% of the lowest closing bid price on the OTC Bulletin Board, or such other principal market on which the Registrant's common stock may then be traded, for the 5 days immediately following the notice date. Further, Cornell Capital Partners will retain 5% of each advance as a commitment fee.

         The amount of capital available under the equity line of credit will not be dependent on the price or volume of the Registrant's common stock. Cornell Capital Partners may not own more than 9.9% of the Registrant's outstanding common stock at any time. Because Cornell Capital Partners can repeatedly acquire and sell shares, this limitation does not limit the potential dilutive effect or the total number of shares that Cornell Capital Partners may receive under the equity line of credit.

         The Registrant has issued to Cornell Capital Partners 1,100,000 shares of common stock as a commitment fee and paid $10,000 as a commitment fee under the equity line of credit. In addition, the Corporation also issued, as a placement agency fee, 66,667 shares of its common stock to Newbridge Securities Corporation.

         The net proceeds to be realized by the Registrant from these transactions are to be used principally for debt repayment and other working capital purposes.

Item 3.02         Unregistered Sales of Equity Securities.

         Reference is made to Item 1.01 with respect to the issuance by the Registrant of 1,100,000 shares of the Registrant's common stock to Cornell Capital Partners as a commitment fee and the issuance by the Registrant of 66,667 shares to Newbridge Securities Corporation as a placement agent fee. These shares were issued in a private placement of securities exempt from registration under the Securities Act of 1933, as amended (the "Act"), pursuant

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

to Section 4(2) of the Act. Each of Cornell Capital Partners and Newbridge Securities Corporation (collectively, the "Investors") represented to the Registrant that:

        o   such Investor is an "accredited investor";
        o the shares were purchased by such Investor for its own account, for investment and without any view to the distribution, assignment or resale to others other than pursuant to a registered offering;
        o it understands that the shares of common stock issued to the Investor have not been registered under the Securities Act of 1933 or any state securities laws;
        o it acknowledges that it may not transfer such Investor's securities unless the securities are registered under Federal and applicable state securities laws or unless, in the opinion of counsel satisfactory to the Registrant, an exemption from such laws is available.

The Registrant will arrange for the certificates representing such securities to be legended and subject to stop transfer restrictions pending completion of the planned registration of such shares for resale. The Registrant did not engage in any form of general solicitation or general advertising in connection with these issuances.

Item 9.01 Financial Statements and Exhibits.

(c) Exhibits.

    The following exhibits have been filed with this Current Report on Form 8-K:

    Exhibit 99.1 Standby Equity Distribution Agreement, dated as of November 18, 2004, by and between the Registrant and Cornell Capital Partners

    Exhibit 99.2 Registration Rights Agreement, dated as of November 18, 2004, by and between the Registrant and Cornell Capital Partners

    Exhibit 99.3 Placement Agent Agreement, dated as of November 18, 2004, by and between the Registrant and Newbridge Securities Corporation

    Exhibit 99.4 Escrow Agreement, dated as of November 18, 2004, by and among the Registrant, Cornell Capital Partners and David Gonzalez

    Exhibit 99.5 Letter Agreement, dated as of November 18, 2004, by and between the Registrant and Cornell Capital Partners

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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            ROOMLINX, INC.




                                            By: /s/ Frank Elenio
                                                -------------------------------
                                                Name:   Frank Elenio
                                                Title:  Chief Financial Officer



Dated:  November 24, 2004



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                                  EXHIBIT INDEX



    The following exhibits have been filed with this Current Report on Form 8-K:

    Exhibit 99.1 Standby Equity Distribution Agreement, dated as of November 18, 2004, by and between the Registrant and Cornell Capital Partners

    Exhibit 99.2 Registration Rights Agreement, dated as of November 18, 2004, by and between the Registrant and Cornell Capital Partners

    Exhibit 99.3 Placement Agent Agreement, dated as of November 18, 2004, by and between the Registrant and Newbridge Securities Corporation

    Exhibit 99.4 Escrow Agreement, dated as of November 18, 2004, by and among the Registrant, Cornell Capital Partners and David Gonzalez

    Exhibit 99.5 Letter Agreement, dated as of November 18, 2004, by and between the Registrant and Cornell Capital Partners


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